UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 4, 2011 (July 25, 2011)

UNIVERSAL HEALTH REALTY INCOME TRUST

(Exact name of registrant as specified in its charter)

Maryland	1-9321	23-6858580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Universal Corporate Center 367 South Gulph Road King of Prussia, Pennsylvania	19406
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 265-0688

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On July 28, 2011, Universal Health Realty Income Trust (“UHT” or the “Trust”), filed a Form 8-K (the “Original 8-K”) to report, among other things, the completion of the medical office building acquisitions of Lake Pointe Medical Arts Building on June 13, 2011 and Forney Medical Plaza on July 26, 2011. Upon the acquisition of the Forney Medical Plaza, the aggregate purchase price of the properties acquired by the Trust in 2011 exceeded 10% of UHT’s total assets as of December 31, 2010. This Form 8-K/A is being filed to amend the Original 8-K to provide the financial statements described under Item 9.01(a) below and the pro forma financial information described under Item 9.01(b) below which was omitted from the Original 8-K in accordance with the rules of the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits

(a) Financial statements of properties acquired

Independent Auditors’ Report

Combined Statement of Revenue and Certain Operating Expenses for the three month period ended March 31, 2011 (unaudited) and year ended December 31, 2010.

Notes to Combined Statement of Revenue and Certain Operating Expenses for the three month period ended March 31, 2011 (unaudited) and year ended December 31, 2010.

(b) Pro Forma Financial Information

Unaudited pro forma financial information required by Item 9.01(b) of Form 8-K in connection with the acquisition of Lake Pointe Medical Arts Building and Forney Medical Plaza by UHT is filed as Exhibit 99.1 to this Current Report on Form 8-K/A and is incorporated herein by reference.

(d) Exhibit 23.1 Consent of Independent Registered Public Accounting Firm.

Exhibit 99.1 Unaudited pro forma financial information for the three months ended March 31, 2011 and for the year ended December 31, 2010.

LAKE POINTE MEDICAL ARTS BUILDING AND

FORNEY MEDICAL PLAZA

Combined Statement of Revenue and

Certain Operating Expenses

Three-month period ended March 31, 2011 (unaudited)

and year ended December 31, 2010

(With Independent Auditors’ Report Thereon)

Independent Auditors’ Report

The Board of Trustees

Universal Health Realty Income Trust:

We have audited the accompanying Combined Statement of Revenue and Certain Operating Expenses (Historical Summary) of Lake Pointe Medical Arts Building and Forney Medical Plaza (the Properties) for the year ended December 31, 2010. This Historical Summary is the responsibility of management of Universal Health Realty Income Trust. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Properties’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for the inclusion in a Form 8-K/A of Universal Health Realty Income Trust, to be filed with the Securities and Exchange Commission, as described in note 2. It is not intended to be a complete presentation of the Properties’ revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenue and certain operating expenses described in note 2 of the Properties for the year ended December 31, 2010, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

October 4, 2011

LAKE POINTE MEDICAL ARTS BUILDING AND

FORNEY MEDICAL PLAZA

Combined Statement of Revenue and

Certain Operating Expenses

Three month period ended March 31, 2011 (unaudited)

and year ended December 31, 2010

	Three months ended March 31, 2011 (unaudited)	Year ended December 31, 2010

Revenue:
Base rental income	$706,235	2,665,101
Operating expense, insurance, and real estate tax recoveries	86,715	301,006

Total revenues	792,950	2,966,107

Direct operating expenses:
Operating expenses	202,765	755,600
Insurance	8,658	32,135
Real estate taxes	101,043	404,333

Total direct operating expenses	312,466	1,192,068

Excess of revenue over direct operating expenses	$480,484	1,774,039

See accompanying notes to combined statement of revenue and certain operating expenses.

LAKE POINTE MEDICAL ARTS BUILDING AND

FORNEY MEDICAL PLAZA

Notes to Combined Statement of Revenue and

Certain Operating Expenses

Three-month period ended March 31, 2011 (unaudited)

and year ended December 31, 2010

(1)	Business

Lake Pointe Medical Arts Building (LPMA), a multi-tenant medical office building consisting of approximately 51,000 of rentable square feet, is located in Rowlett, Texas and was acquired by Universal Health Realty Income Trust (the Trust), utilizing a qualified third-party intermediary in connection with a planned like-kind-exchange transaction pursuant to Section 1031 of the Internal Revenue Code, on June 13, 2011. LPMA was approximately 93% leased at December 31, 2010.

Forney Medical Plaza (Forney) (together with LPMA, the Properties), a multi-tenant medical office building consisting of approximately 51,000 rentable square feet, is located in Forney, Texas and was acquired by the Trust, utilizing a qualified third-party intermediary in connection with a planned like-kind-exchange transaction pursuant to Section 1031 of the Internal Revenue Code, on July 26, 2011. Forney was approximately 87% leased at December 31, 2010.

(2)	Basis of Presentation

The Combined Statement of Revenue and Certain Operating Expenses (Historical Summary) has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission (SEC) Regulation S-X and for inclusion in the Form 8-K/A of Universal Health Realty Income Trust to be filed with the SEC and is not intended to be a complete presentation of the Properties’ revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

The unaudited Historical Summary for the three months ended March 31, 2011 has been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP) for interim financial information. Accordingly, it does not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation have been included. The Historical Summary for the three months ended March 31, 2011 is not necessarily indicative of the expected results for the entire year ended December 31, 2011.

(3)	Revenue

The Properties lease medical office space under various lease agreements with their tenants. All leases are accounted for as operating leases. The leases include provisions under which the Properties are reimbursed for common area, real estate tax, and insurance expenses. Revenue related to these reimbursed expenses is recognized in the period the applicable expenses are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal options at various periods at various rental rates.

Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases in minimum lease payments over the term of the lease, rental income is accrued for the full period of occupancy on a straight-line basis. These adjustments increased base rental income by $29,061

(Continued)

LAKE POINTE MEDICAL ARTS BUILDING AND

FORNEY MEDICAL PLAZA

Notes to Combined Statement of Revenue and

Certain Operating Expenses

Three-month period ended March 31, 2011 (unaudited)

and year ended December 31, 2010

(unaudited) for the three-month period ended March 31, 2011 and increased base rental income by $105,894 for the year ended December 31, 2010.

(Continued)

7

LAKE POINTE MEDICAL ARTS BUILDING AND

FORNEY MEDICAL PLAZA

Notes to Combined Statement of Revenue and

Certain Operating Expenses

Three-month period ended March 31, 2011 (unaudited)

and year ended December 31, 2010

Annual rents to be received from tenants under noncancelable operating leases, with remaining lease terms ranging from one to eleven years, at December 31, 2010, are as follows:

2011	$2,641,118
2012	2,758,511
2013	2,754,932
2014	2,752,438
2015	2,792,864
Thereafter	8,453,551

Total	$22,153,414

(4)	Certain Operating Expenses

Certain operating expenses include only those expenses expected to be comparable to the future operations of the Properties. Repairs and maintenance expenses are charged to operations as incurred. Expenses such as depreciation, amortization, and interest expense are excluded from the Historical Summary.

(5)	Related-Party Transactions

The Properties are managed by an entity that held ownership interests in the properties. The established agreements with the property management service entity provided for a management fee of 4% and 5% of collected gross income earned by LPMA and Forney, respectively. The Properties incurred management fees of $34,528 (unaudited) and $133,729, which are included in operating expenses for the three-month period ended March 31, 2011 and the year ended December 31, 2010, respectively. These management fees may not be comparable to the future actual management fees.

The Properties reimbursed the property manager for services provided to the properties by personnel employed by the property manager. These reimbursed costs totaled $37,909 (unaudited) and $154,810, which are included in operating expenses for the three-month period ended March 31, 2011 and for the year ended December 31, 2010, respectively.

Tenants with long term leases at Forney Medical Plaza held ownership interests in the property. Revenues earned from these tenants totaled $324,182 (unaudited) and $1,343,681, which are included in base rental income and operating expense, insurance, and real estate tax recoveries for the three-month period ended March 31, 2011 and for the year ended December 31, 2010, respectively.

(6)	Subsequent Events

Subsequent to December 31, 2010 and through October 4, 2011, management did not identify any subsequent events requiring additional disclosure.

8

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL HEALTH REALTY INCOME TRUST

Date: October 4, 2011	By:	/s/ Charles F. Boyle
	Name:	Charles F. Boyle
	Title:	Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Exhibit

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Unaudited pro forma financial information for the three months ended March 31, 2011 and for the year ended December 31, 2010.